CASE NAME: AMERICAN RICE, INC.                  UNITED STATES BANKRUPTCY COURT
CASE NUMBER: 98-21254-C-11 (RSS)                   SOUTHERN  DISTRICT OF TEXAS
PETITION FILING DATE: AUGUST 11, 1998                  CORPUS CHRISTI DIVISION

MONTHLY OPERATING REPORT SUMMARY FOR MONTH ENDING DECEMBER 31, 1998

($ Thousands)
MONTH (1)                                  Sept. 30 (2)  Oct. 31    Nov. 30    Dec. 31
REVENUES (MOR-6)                               $36,694    $25,182    $18,450    $20,992
INCOME (LOSS) BEFORE INT, DEPREC./TAX              (26)      (390)       627      1,097
NET INCOME (LOSS) (MOR-6)                       (2,455)    (2,461)      (835)      (330)

PAYMENTS TO INSIDERS (MOR-9)                       390        293        256        220
PAYMENTS TO PROFESSIONALS (MOR-9)                   98        174         65        532
TOTAL DISBURSEMENTS (MOR-8)                     49,935     43,904     51,265     42,322

REQUIRED INSURANCE MAINTAINED
     AS OF SIGNATURE DATE           EXP.
                                    DATE
CASUALTY     YES(X)     NO(  )     5/1/99
LIABILITY    YES(X)     NO(  )     4/2/99
VEHICLE      YES(X)     NO(  )     4/2/99
WORKERS      YES(X)     NO(  )     2/1/99
OTHER        YES(X)     NO(  )     4/1/99

Are all accounts receivable being collected within terms? No.
Are all post-petition liabilities, including taxes, being paid within terms ? Yes.
Have any pre-petition liabilities been paid? Yes.
If so, describe. Court authorized payments to customers,
  processor liens, non-debtor subsidiaries to extent of proceeds. Are all funds received being deposited into DIP bank account? Yes. Were any assets disposed of outside of the normal course of business ?  No. If so, describe.
Are all U. S. Trustee quarterly fee payments current? Yes.
What is the status of your Plan of Reorganization? In process.

I certify under penalty of perjury that the following complete
Monthly Operating Report (MOR), consisting of MOR-1 through
MOR-9 plus attachments, is true and correct.

SIGNED: /s/ Joseph E. Westover
TITLE:       Vice-President

MOR-1      Footnotes follow MOR-9

CASE NAME: AMERICAN RICE, INC.
CASE NUMBER: 98-21254-C-11 (RSS)

COMPARATIVE BALANCE SHEETS
($ Thousands)                               Filing Date
MONTH                                       Aug. 11 (1) Sept. 30    Oct. 31    Nov. 30    Dec. 31
ASSETS
CURRENT ASSETS
     Cash                                         $913     $1,071       $216       $795       $541
     Accounts receivable, net (MOR-5)           33,914     39,725     34,456     33,667     28,317
     Inventory: lower of cost or market         67,692     63,005     28,561     30,255     33,151
     Prepaid expenses                            3,603      3,468      1,727      1,595      2,612
     Investments                                   -          -          -          -          -
     Other                                         -          -        1,000      1,000      1,000
     TOTAL CURRENT ASSETS                      106,122    107,269     65,960     67,312     65,621

PROPERTY, PLANT, & EQUIPMENT @ COST             66,866     67,072     56,405     56,405     56,409
     Less accumulated depreciation             (27,631)   (28,081)   (26,768)   (26,965)   (27,227)
     NET BOOK VALUE OF PP&E                     39,235     38,991     29,637     29,440     29,182
OTHER ASSETS
     TAX DEPOSITS                                  -          -          -          -          -
     INVESTMENTS IN SUBS (2)                    (2,472)    (2,015)    (2,225)    (2,490)    (2,491)
     OTHER INVESTMENTS (3)                       1,134      1,175        698        698        698
     TRADEMARKS                                 11,847     11,801     11,416     11,387     11,361
     RECEIVABLE FROM ERLY INDUSTRIES (4)         9,738     10,054      9,935      9,935      9,935
     OTHER                                       1,708      1,666        689        689        689
     TOTAL OTHER ASSETS                         21,955     22,681     20,513     20,219     20,192

     TOTAL ASSETS                             $167,312   $168,941   $116,110   $116,971   $114,995

MOR-2      Footnotes follow MOR-9

CASE NAME: AMERICAN RICE, INC.
CASE NUMBER: 98-21254-C-11 (RSS)

COMPARATIVE BALANCE SHEETS
($ Thousands)                               Filing Date
MONTH                                       Aug. 11 (1) Sept. 30    Oct. 31    Nov. 30    Dec. 31
LIABILITIES AND OWNER'S EQUITY
LIABILITIES
     POST PETITION LIABILITIES (MOR-4,5)           -      $28,703    $53,540    $57,926    $59,457
     PRE-PETITION LIABILITIES:
           Notes payable - secured             192,900    165,454    114,545    112,652    112,652
           Priority debt                           448        448        448        448        448
           Federal income tax                      -          -          -          -          -
           FICA / withholding                      -          -          -          -          -
           Unsecured debt                       30,157     32,774     28,013     26,253     26,803
           Other (2)                            27,261     27,261      7,687      8,670      4,943
           TOTAL PRE-PETITION LIABILITIES      250,766    225,937    150,693    148,023    144,846

           TOTAL LIABILITIES                   250,766    254,640    204,233    205,949    204,303
OWNER'S EQUITY (DEFICIT)
     PREFERRED STOCK                             3,878      3,878      3,878      3,878      3,878
     COMMON STOCK                                2,444      2,444      2,444      2,444      2,444
     ADDITIONAL PAID-IN CAPITAL                 25,286     25,286     25,286     25,286     25,286
     RETAINED EARNINGS: post filing date           -       (2,455)    (4,916)    (5,751)    (6,081)
     RETAINED EARNINGS: filing date           (112,685)  (112,685)  (112,685)  (112,685)  (112,685)
     FOREIGN CURRENCY TRANS. ADJS.              (2,377)    (2,167)    (2,130)    (2,150)    (2,150)

           TOTAL OWNER'S EQUITY                (83,454)   (85,699)   (88,123)   (88,978)   (89,308)

           TOTAL LIABILITIES AND EQUITY       $167,312   $168,941   $116,110   $116,971   $114,995

MOR-3      Footnotes follow MOR-9

CASE NAME: AMERICAN RICE, INC.
CASE NUMBER: 98-21254-C-11 (RSS)

SCHEDULE OF POST-PETITION LIABILITIES
($ Thousands)
MONTH                                        Sept. 30    Oct. 31    Nov. 30    Dec. 31
TRADE ACCOUNTS PAYABLE                            $482       $584     $2,484     $2,332
TAX PAYABLE
     Federal payroll taxes                         -          -          -          -
     State payroll taxes                           -          -          -          -
     Ad valorem taxes                              -          -          107        147
     other                                         -          -          -          -
     TOTAL TAXES PAYABLE                           -          -          107        147
SECURED DEBT POST PETITION                      21,950     42,622     45,222     48,133
ACCRUED INTEREST PAYABLE                           630        579        426        505
PROFESSIONAL FEES                                1,483      1,515      1,640      1,990
OTHER ACCRUED LIABILITIES
     Growers                                       448      1,871      1,696      1,967
     Other                                       3,710      6,369      6,351      4,383

TOTAL POST-PETITION LIABILITIES (MOR-3)        $28,703    $53,540    $57,926    $59,457

MOR-4      Footnotes follow MOR-9

CASE NAME: AMERICAN RICE, INC.
CASE NUMBER: 98-21254-C-11 (RSS)

POST-PETITION TRADE ACCOUNTS AND TAXES PAYABLE
DECEMBER, 1998
($ Thousands)
                        TRADE      FEDERAL     STATE       AD
      DAYS    TOTAL      ACCTS      TAXES      TAXES     VALOREM     OTHER
      0-30    $58,458     $1,333        -          -         $147    $56,978
     31-60        622        622        -          -          -          -
     61-90        162        162        -          -          -          -
      91+         215        215        -          -          -          -

TOTAL (MOR-   $59,457     $2,332        -          -         $147    $56,978


AGING OF ACCOUNTS RECEIVABLE

     MONTH  Sept. 30    Oct. 31    Nov. 30    Dec. 31
      0-30    $35,790    $27,852    $29,202    $21,646
     31-60      1,745      1,679      2,869      4,019
     61-90        910        798        316      1,586
      91+       1,280      4,127      1,280      1,066

TOTAL (MOR-   $39,725    $34,456    $33,667    $28,317

MOR-5      Footnotes follow MOR-9

CASE NAME: AMERICAN RICE, INC.
CASE NUMBER: 98-21254-C-11 (RSS)

STATEMENT OF INCOME (LOSS)
($ Thousands)                                                                             FILING
MONTH                                        Sept. 30    Oct. 31    Nov. 30    Dec. 31    TO DATE
REVENUES                                       $36,694    $25,182    $18,450    $20,992   $101,318
     COST OF SALES                              31,874     21,625     16,756     18,192     88,447
     GROSS PROFIT                                4,820      3,557      1,694      2,800     12,871
OPERATING EXPENSES
     Sales, general and administrative           4,456      3,654        811      1,483     10,404
     Insider's compensation                        390        293        256        220      1,159
     Professional fees                             -          -          -          -          -
     Other                                         -          -          -          -          -

     TOTAL OPERATING EXPENSES                    4,846      3,947      1,067      1,703     11,563

INCOME BEFORE INT, DEPREC./TAX (MOR-1)             (26)      (390)       627      1,097      1,308

INTEREST EXPENSE                                 1,130        864        421        504      2,919
DEPRECIATION                                       450        346        269        296      1,361
OTHER (INCOME) EXPENSE                              12         10          6         15         43
INTEREST IN (EARNINGS) LOSSES / OF SUBS.          (246)       247        245          2        248
REORGANIZATION EXPENSE                           1,083        604        521        610      2,818
OTHER                                              -          -          -          -          -

NET INCOME BEFORE TAXES                         (2,455)    (2,461)      (835)      (330)    (6,081)
FEDERAL INCOME TAX                                 -          -          -          -          -

NET INCOME (LOSS) (MOR-1)                      ($2,455)   ($2,461)     ($835)     ($330)   ($6,081)

MOR-6      Footnotes follow MOR-9

CASE NAME: AMERICAN RICE, INC.
CASE NUMBER: 98-21254-C-11 (RSS)

STATEMENT OF SOURCES AND USES OF CASH
($ Thousands)                                                                             FILING
MONTH                                        Sept. 30    Oct. 31    Nov. 30    Dec. 31    TO DATE
NET INCOME (LOSS) (MOR-6)                          -          -          -          -          -
ADD: DEPRECIATION & AMORTIZATION                   -       (1,313)       197        262       (854)
     CASH GENERATED FROM OPERATIONS                -       (1,313)       197        262       (854)
ADD: DECREASE IN ASSETS
     Accounts receivable                           -        5,269        789      5,350     11,408
     Inventory                                   4,687     34,444        -          -       39,131
     Prepaid expenses                              135      1,741        132        -        2,008
     Property, plant, and equipment                -       10,667        -          -       10,667
     Other (1)                                     210      2,205        274         27      2,716
ADD: INCREASE IN LIABILITIES
     Post-petition liabilities                  28,703     24,837      4,386      1,531     59,457
     Pre-petition liabilities                      -          -          -          -          -
     TOTAL SOURCES OF CASH (A)                  33,735     77,850      5,778      7,170    124,533
USES OF CASH:
INCREASES IN ASSETS
     Accounts receivable                         5,811        -          -          -        5,811
     Inventory                                     -          -        1,694      2,896      4,590
     Prepaid expenses                              -          -          -        1,017      1,017
     Property, plant, and equipment                206        -          -            4        210
     Other                                         726      1,000        -          -        1,726
DECREASES IN LIABILITIES
     Post-petition liabilities                     -          -          -          -          -
     Pre-petition liabilities                   24,829     75,244      2,670      3,177    105,920
     TOTAL USES OF CASH (B)                     31,572     76,244      4,364      7,094    119,274
NET SOURCES (USES) OF CASH (A-B)                 2,163      1,606      1,414         76      5,259
CASH - BEGINNING BALANCE                           913      3,076      4,682      6,096        913

CASH - ENDING BALANCE (MOR-2)                   $3,076     $4,682     $6,096     $6,172     $6,172

MOR-7      Footnotes follow MOR-9

CASE NAME: AMERICAN RICE, INC.
CASE NUMBER: 98-21254-C-11 (RSS)

CASH ACCOUNT RECONCILIATION
DECEMBER, 1998
($ Thousands)

BANK NAME                          CIBC(1)   CIBC (1)   Nat'bank    So'west  Wells Far.  1st Union
ACCOUNT NUMBER                       04-                26623 -      Bank      4159 -    2000000 -
                                    40213     1338315     73389     328170     702372     371753
ACCOUNT TYPE                       Lockbox   Operating  Operating   Lockbox    Lockbox   Operating
BANK BALANCE                           $175        $28        $39       $184        $49       $126
DEPOSITS IN TRANSIT                     -          -          -          -          -          -
OUTSTANDING CHECKS                      -          -          -          -          -          -

ADJUSTED BANK BALANCE                  $175        $28        $39       $184        $49       $126

BEGINNING CASH PER BOOKS               $472        $28        $34        -         $173       $219
RECEIPTS                                173        -          -        2,368      2,662     23,059
TRANSFERS BETWEEN ACCOUNTS             (470)       -          320     (2,181)    (2,785)    (5,926)
CHECKS / OTHER DISBURSEMENTS(2)         -          -         (315)        (3)        (1)   (17,226)

ENDING CASH PER BOOKS (MOR-2)          $175        $28        $39       $184        $49       $126

BANK NAME                         1st Union  1st Union   Harris
ACCOUNT NUMBER                    207989 -   207992 -     Trust
                                   1226349     19508    173-846-7    Petty
ACCOUNT TYPE                     Collateral Disbursemen Operating   Cash &      Adjs(2)      Total
BANK BALANCE                           $754        -         ($22)       $36        -         $601
DEPOSITS IN TRANSIT                     -          -          -          -          104        -
OUTSTANDING CHECKS                      -         (932)       -          -          -          -

ADJUSTED BANK BALANCE                  $754      ($932)      ($22)       $36       $104       $601

BEGINNING CASH PER BOOKS                $63    ($2,105)       $12        $36     $1,863       $926
RECEIPTS                             15,304        -          261        -       (1,759)    28,262
TRANSFERS BETWEEN ACCOUNTS            5,536      5,606       (100)       -          -      (11,042)
CHECKS / OTHER DISBURSEMENTS        (20,149)    (4,433)      (195)       -          -      (17,545)
                                                                                               -
ENDING CASH PER BOOKS (MOR-2)          $754      ($932)      ($22)       $36       $104       $601

CASH RECEIPTS AND DISBURSEMENTS

MONTH                             Sept. 30    Oct. 31    Nov. 30    Dec. 31

BEGINNING CASH                         $455     $1,071       $216       $795
TOTAL RECEIPTS                       50,551     43,049     51,844     28,262
TOTAL DISBURSEMENTS (MOR-1)         (49,935)   (43,904)   (51,265)   (17,545)

ENDING CASH (MOR-2)                  $1,071       $216       $795    $11,512

MOR-8      Footnotes follow MOR-9

CASE NAME: AMERICAN RICE, INC.
CASE NUMBER: 98-21254-C-11 (RSS)

PAYMENTS TO INSIDERS AND PROFESSIONALS

INSIDERS                 COMP.
NAME                     TYPE     Sept. 30    Oct. 31    Nov. 30    Dec. 31
Bill McFarland        Salary        $31,333    $18,631    $35,283        -
Bill McFarland        Expenses          -       35,425        -        1,266
C.B. Schultz          Salary         16,745      9,956      9,504      9,956
C.B. Schultz          Expenses          868      1,016        -        3,044
Dan Kelly             Salary         15,034      8,939     13,206     26,150
Dan Kelly             Expenses       12,807      8,769        -        4,906
David Kay             Salary         16,529      9,828      9,381      9,828
David Kay             Expenses        5,868      4,699      2,168      2,591
Doug Murphy           Salary         38,807     23,075     22,026     23,075
Doug Murphy           Expenses        7,538      1,065      3,014      9,879
Gerald Murphy         Salary         50,306     29,912     28,552     29,912
Gerald Murphy         Expenses        8,578        -          -          -
Joe Westover          Salary         15,667      9,315      8,892      9,315
Joe Westover          Expenses          715        125      1,037        -
Karen Porter          Salary         10,888      6,474      6,179      6,474
Karen Porter          Expenses        1,693      6,000        -          -
L.M. Pullen           Salary         19,116     11,366     24,108        -
L.M. Pullen           Expenses        1,777      4,515      5,780      3,854
Lee Adams             Salary         25,872     15,383     14,684     15,231
Lee Adams             Expenses          720     10,558        -        1,784
Ray Koza              Salary         13,712      8,153      7,782      8,153
Ray Koza              Expenses        1,616        475      5,990        857
Richard McCombs       Salary         26,590     24,794      7,187        -
Richard McCombs       Expenses       14,368      2,653        -          -
Urbain Tran           Salary         12,677      7,538      7,195      7,538
Urbain Tran           Expenses        7,380      1,645      8,056     13,779
411 NSHP LP           Office rent    32,845     32,645     36,161     32,645

TOTAL INSIDERS (MOR-1)             $390,048   $292,953   $256,185   $220,237

PROFESSIONALS            COMP.
NAME                     TYPE     Sept. 30    Oct. 31    Nov. 30    Dec. 31
Jordan, Hyden, Womble & Culbreth    $37,520    $37,480        -          -
Policano & Manzo, L.L.C.             60,093    136,660     64,846     32,338
Jay Alix and Associates                 -          -          -      499,913

TOTAL PROFESSIONALS (MOR-1)         $97,612   $174,139    $64,846   $532,251

MOR-9      Footnotes follow

CASE NAME: AMERICAN RICE, INC.
CASE NUMBER: 98-21254-C-11 (RSS)

FOOTNOTES TO MOR SCHEDULES
MOR-1
     1. Excepting large transactions which are recorded in the calendar month in which they occur, the Company follows the practice of cutting off transactions on a 4-4-5 week basis.
     2. Period from August 12, 1998 through September, 1998.
MOR-2
     1. Book value.
     2. Includes 100% ownership of Rice Corp. of Haiti. However, documentation of ownership is inconsistent and unclear.
     3. ARI-Vinafood II.
     4. Net of reserve for loss of $17,055.
MOR-3
     1. Book value.
     2. Reserves for losses on Early California Foods, Comet Ventures, and ARI-Vinafood II.
MOR-7
     1. Includes foreign currency translation gain or loss.
MOR-8
     1. Canadian Imperial Bank of Canada.
     2. Includes cutoff date differences between bank and financials. See MOR-1 Note 1.